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               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [ ]
Filed by a party other than the Registrant [X]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                    REXENE CORPORATION
 .................................................................
     (Name of Registrant as Specified In Its Charter)

        GUY P. WYSER-PRATTE AND SPEAR, LEEDS & KELLOGG
 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................




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PROXY SERVICES
51 MERCEDES WAY                                        WESTERN
EDGEWOOD, NY 11717                                       UNION MAILGRAM  [LOGO]

02/11/97 19:15:02

WYSER-PRATTE AND CO., INC.                             SPEAR, LEEDS AND KELLOGG
     63 Wall Street                                          120 Broadway
    New York, NY 10005                                   New York, NY 10271

                                                              February 11, 1997


Dear Rexene Shareholder:

                HUNTSMAN REAFFIRMS INTEREST IN ACQUIRING REXENE.

Last Friday, we were extremely encouraged by the public statement by Huntsman Corporation strongly reaffirming its interest in acquiring Rexene:

     In its press release, Huntsman emphasized the excellent strategic fit between the two companies.

     This should put to rest any shareholder concerns with Huntsman's current stance about pursuing a transaction with Rexene if a new Board is seated.

     Huntsman's press release also suggested that Rexene's proxy materials had 'not characterized accurately' discussions held last year about a possible business combination between the two parties.

Huntsman's announcement should leave no doubt as to its clear and continuing interest in Rexene.



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               ISS REPORT MISSES THE POINT ABOUT ANNUAL MEETING.

Last week, two independent proxy advisory firms released recommendations to their clients about how to vote on this issue. The Proxy Monitor recommended that shareholders support our call for a special meeting. The other firm, ISS, recommended against us.

     ISS argued that our issues would best be presented at Rexene's annual meeting, which they assumed would be held about April 30, the date of last year's annual meeting. ISS concluded that the benefits of a special meeting did not justify the costs involved.

     We sharply disagree with this reasoning. ISS is mistaken in its assumption that Rexene management will hold its annual meeting on a timely basis.

     Rexene's Board and management has the power to significantly delay the annual meeting, possibly until late 1997.

     It is imperative that shareholders have the opportunity to finally resolve the Company's future as soon as possible. Further delay wastes much more than the cost of a special meeting.

                 MANAGEMENT HAS ALREADY BEGUN ITS DELAYING TACTICS.
            DON'T LET THEM STIFLE THE VOICES OF INDEPENDENT SHAREHOLDERS.

It is obvious to us that the Board has already begun to delay its 1997 annual meeting:

     Last year's annual meeting was held on April 30 and had a record date of March 5. Notification of the record date needs to be furnished approximately 30 days prior to the record date. Following last year's schedule, that date was February 5 -- a date that has already passed this year.

     The Board is simply stalling. Who knows how long they will try to delay a vote of shareholders?

We challenge the Board to promptly schedule this year's annual meeting and hold it by April 30.



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                                           UNION MAILGRAM [LOGO]





                      WHY DID THE BOARD COMMIT $1 MILLION
                       TO HIRE ANOTHER INVESTMENT BANKER?

We also challenge the Board to disclose what it knows about any potential purchasers who may have approached Rexene or Smith Barney, the Company's new investment banker.

You should know that:

     Smith Barney was hired even though Rexene already pays Schroder Wertheim for investment banking services.

     Rexene agreed to pay Smith Barney $500,000, plus another $500,000 if Rexene remains independent.

     This is a complete waste of shareholder money and contradicts the Board's assertion that it would approve a $16 per share cash offer on favorable terms.

           DON'T RISK HAVING YOUR REXENE SHARES DROP BACK TO $9 1/4.
                    VOTE YOUR GOLD CARD BY TELEPHONE TODAY!

We urge all shareholders to keep the pressure on Rexene's Board by executing our GOLD Agent Designation cards before February 14 -- just three days from now. No one wants to see Rexene's shares fall back to the $9 1/4 price it traded at before Huntsman's proposal.

You can vote by telephone using the toll-free number printed below. It will take just a few minutes.

We urge you to call now. Just follow the simple instructions printed on the next page.

No matter how many shares you own, your vote is very important, so please vote today. We appreciate your continuing support of our plans to get all shareholders $16 or more per share for Rexene.

Sincerely,

Guy P. Wyser-Pratte                                    Fred Kambeitz
Wyser-Pratte and Co.                                   Spear, Leeds and Kellogg



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                                             WESTERN
                                               UNION MAILGRAM [LOGO]



If you have questions about voting your shares, please call MacKenzie Partners, Inc. toll-free at (800) 322-2885.

                    TOLL-FREE TELEPHONE VOTING INSTRUCTIONS
                    FOR REXENE CORPORATION AGENT DESIGNATION

             PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                       ARE AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to give your Agent Designation for your Rexene shares by sending a collect ProxyGram to ID No. 3022, Wyser-Pratte/Spear Leeds Kellogg.

3. State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                  Name:                  <NA.1>
                  Broker:                <Broker>
                  Control number:        <ControlNum>
                  Number of shares:      <NumShares>